Exhibit 99.1

Beyond Li-ion™

SES Announces Effectiveness of Registration Statement on Form S-3;

No Current Plans to Raise Capital

BOSTON, Mass. – May 1, 2023 – SES AI Corporation (NYSE: SES), headquartered in Boston, a global leader in the development and manufacturing of high-performance lithium-metal (Li-Metal) rechargeable batteries for electric vehicles (EVs) and other applications, today announced that it has a strong liquidity position and has no near-term plans to raise capital and that the registration statement on Form S-3 (the “Registration Statement”) it filed with the Securities and Exchange Commission (“SEC”) on April 25, 2023 has been declared effective by the SEC.

SES became eligible to file an S-3 registration statement only recently following the first anniversary of its business combination with Ivanhoe Capital Acquisition Corp, and SES’s Registration Rights Agreement entered into in connection with that transaction requires SES to convert its Form S-1 registration statement into a Form S-3. The Registration Statement registers the issuance by SES of shares of Class A common stock which may be issued upon exercise of outstanding warrants and the resale of existing shares of Class A common stock and warrants, all of which were previously registered on SES’s Form S-1 registration statement. It also includes a “universal shelf” registration for the registration of shares of the Company’s Class A common stock, debt securities, preferred stock, warrants, rights and/or units which will allow the Company the flexibility to raise capital from time to time, up to an aggregate $300 million. Although SES has no near-term plans to raise capital, the specifics of any future offering, along with the prices and terms of any such securities and the use of proceeds of a particular offering, will be determined at the time of any such offering and will be described in a prospectus supplement filed in connection with such offering.

"We ended 2022 with available liquidity of $390 million, defined as cash and cash equivalents plus short-term investments. We continue to believe that we have sufficient funding to reach commercialization,” said Chief Financial Officer Jing Nealis. “At this time, we do not have any near-term plans to issue the new securities registered under the Registration Statement. We believe the availability of an effective shelf registration statement will provide us with the flexibility to respond efficiently and cost effectively to market conditions and other strategic considerations should financing opportunities arise that are in the best interests of our shareholders and we reserve the right to do so. But we have no near-term plans to fundraise".

This press release shall not constitute an offer to sell nor the solicitation of an offer to buy the securities that subject to the Registration Statement, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state. Any offer of securities will occur solely by means of the prospectus included in the registration statement and one or more prospectus supplements that would be issued at the time of the offering.

About SES

SES is a global leader in the development and production of high-performance Li-Metal rechargeable batteries for EVs and other applications. Founded in 2012, SES is an integrated Li-Metal battery manufacturer with strong capabilities in material, cell, module, AI-powered safety algorithms and recycling. Formerly known as SolidEnergy Systems, SES is headquartered in Boston and has operations in Singapore, Shanghai, and Seoul.

SES may use its website as a distribution channel of material company information. Financial and other important information regarding SES is routinely posted on and accessible through the SES’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following the Company’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts. To learn more about SES, please visit: https://investors.ses.ai

Investors: Eric Goldstein ericgoldstein@ses.ai

Source: SES AI Corporation

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Forward-looking statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES. Although SES believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following: risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) or electric vertical take-off and landing aircraft (“eVTOLs”); the risk that delays in the pre-manufacturing development of SES’s battery cells could adversely affect SES’s business and prospects; potential supply chain difficulties; the ability of SES to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; risks resulting from SES’s joint development agreements and other strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES’s ability to attract, train and retain highly skilled employees and key personnel; the uncertainty in global economic conditions and risks relating to health epidemics, including the COVID-19 pandemic and any operational interruptions; developments in alternative technology or other fossil fuel alternatives; risks related to SES’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES’s business operations outside the United States; SES has identified a material weakness in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to develop or maintain an effective system of internal controls; the volatility of SES’s common stock and value of SES’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on March 16, 2023 and other documents filed from time to time with the SEC. There may be additional risks that SES presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES anticipates that subsequent events and developments will cause its assessments to change. However, while SES may elect to update these forward-looking statements at some point in the future, SES specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this press release.

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